Exhibit 99.2

FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Segment Descriptions....................................................................................................	1
Financial Highlights.........................................................................................................	2
Consolidated Financial Statements
Income Statements.............................................................................................................	3
Balance Sheets...................................................................................................................	4
Pre-tax Operating Results and Related Metrics
Consolidated.......................................................................................................................	5-7
Core Commercial...............................................................................................................	8-9
Specialty..............................................................................................................................	10-11
Personal Lines....................................................................................................................	12-15
Investments
Net Investment Income and Yields.....................................................................................	16
Investment Portfolio.............................................................................................................	17
Credit Quality and Duration of Fixed Maturities...............................................................	18
Top 10 Corporate and Municipal Fixed Maturity Holdings.............................................	19
Reconciliation of Operating Income to Net Income................................................	20
Other Information
Non-GAAP Financial Measures........................................................................................	21
Premium Related Metric Definitions.................................................................................	22
Corporate Information.........................................................................................................	23
Market and Dividend Information......................................................................................	23
Financial Strength and Debt Ratings................................................................................	23

i

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

SEGMENT DESCRIPTIONS

CORE COMMERCIAL
Sub-segment	Customer and business type	Primary lines of business
Small Commercial	Coverage to small businesses, with annual premiums of $50,000 or less; Products are tailored to specific industry segments as needed.	● Business owners’ policy/commercial multiple peril ● Commercial automobile ● Workers’ compensation ● Other (general liability, commercial umbrella, monoline property)

Middle Market

Coverage to mid-sized businesses with annual premiums starting at $50,000, focusing on those between $50,000 and $250,000. Products are tailored to certain specific industry segments, including technology, manufacturing, human services, retail, real estate, among others.

● Commercial multiple peril ● Commercial automobile ● Workers’ compensation ● Other (general liability, commercial umbrella, monoline property)
SPECIALTY
Sub-segment	Customer and business type	Primary lines of business
Professional and Executive Lines

Coverage to small to mid-sized non-public companies, including lawyer, engineer, accountant, and various other professional and advisory firms including healthcare; provide protection for directors, officers and employees against actual or alleged errors, negligence or bad faith, employment practices.

● Professional liability ● Management liability ● Fidelity and crime ● Other property and liability lines for healthcare firms

Specialty Property & Casualty

Program business - coverage to markets with specialty or risk management needs related to groups of similar businesses;
Hanover Specialty Industrial (HSI) - coverage to small and medium chemical, paint, solvent and other manufacturers and distributors;
Excess & Surplus - non-admitted general liability and property coverage to risks outside of the appetite of standard commercial lines;
Specialty General Liability - admitted coverage for higher-hazard liability risks

● Commercial multiple peril ● Commercial automobile ● Workers’ compensation ● Other (general liability, commercial umbrella, monoline property)

Marine

Includes coverage for inland and ocean marine, and insures against physical losses to property, such as contractor's equipment, builders' risk and goods in transit. Also covers jewelers block, fine art and other valuables.

● Inland/ocean marine ● Ancillary lines of business written through marine agents

Surety and Other

Provides coverage for construction and other firms, as well as sole proprietors in the event of claims for non-performance or non-payment, and commercial surety coverage related to fiduciary or regulatory obligations.

● Bond
PERSONAL LINES
Sub-segment	Customer and business type	Primary lines of business
Personal Automobile

Includes coverage for individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured's vehicle, and property damage to other vehicles and other property.

● Personal automobile

Homeowners and Other

Includes coverage for individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (excluding flood), theft and vandalism, and against third-party liability claims.

● Homeowners ● Personal umbrella ● Inland Marine (jewelry, art, etc.) ● Other (fire, personal watercraft, other miscellaneous)
OTHER

The Other segment primarily includes earnings on holding company assets; holding company and other expenses, including certain costs associated with retirement benefits due to our former life insurance subsidiaries' employees and agents; and our run-off direct asbestos and environmental, run-off voluntary assumed property and casualty pools, and run-off product liability businesses.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except earnings per share)	2024	2024	2024	2024	2025	2025	2025	2025	2024	2025
PREMIUMS
Gross premiums written	$1,625.8	$1,679.3	$1,831.6	$1,596.2	$1,689.9	$1,752.6	$1,913.5	$1,666.6	$6,732.9	$7,022.6
Net premiums written	1,454.0	1,521.1	1,663.4	1,445.1	1,510.8	1,583.8	1,738.9	1,488.6	6,083.6	6,322.1
Net premiums earned	1,448.6	1,473.2	1,479.2	1,511.6	1,508.5	1,545.3	1,550.7	1,556.6	5,912.6	6,161.1

EARNINGS
Operating income before interest and taxes	$149.7	$95.4	$150.6	$254.4	$186.4	$209.9	$247.7	$289.0	$650.1	$933.0
Operating income after taxes	111.9	68.1	111.3	194.6	141.8	158.7	185.6	210.1	485.9	696.2
Income from continuing operations	115.5	40.4	102.1	167.3	128.2	156.9	178.6	197.0	425.3	660.7
Net income	115.5	40.5	102.1	167.9	128.2	157.1	178.7	198.5	426.0	662.5

PER SHARE DATA (DILUTED)
									-	-
Operating income after taxes	$3.08	$1.88	$3.05	$5.32	$3.87	$4.35	$5.09	$5.79	$13.34	$19.09
Income from continuing operations	3.18	1.11	2.80	4.57	3.50	4.30	4.90	5.43	11.68	18.12
Net income	3.18	1.12	2.80	4.59	3.50	4.30	4.90	5.47	11.70	18.16
Dilutive weighted average shares outstanding	36.3	36.3	36.5	36.6	36.6	36.5	36.4	36.3	36.4	36.5

Basic weighted average shares outstanding	35.8	36.0	36.0	36.0	36.0	35.9	35.8	35.5	35.9	35.8

BALANCE SHEET
	March 31	June 30	September 30	December 31	March 31	June 30	September 30	December 31
(In millions, except per share data)	2024	2024	2024	2024	2025	2025	2025	2025

Total assets	$14,594.1	$14,872.2	$15,367.0	$15,274.5	$15,470.3	$15,732.1	$16,774.2	$16,945.9
Total loss and loss adjustment expense reserves	7,331.1	7,463.1	7,426.8	7,461.2	7,608.9	7,636.2	7,706.5	7,755.2
Total shareholders' equity	2,522.7	2,552.2	2,877.7	2,841.8	3,044.4	3,216.3	3,426.3	3,571.5
Total shareholders' equity, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	3,018.2	3,040.9	3,126.5	3,242.9	3,335.3	3,451.0	3,573.4	3,688.6
Property and Casualty Companies
Statutory surplus	$2,762.3	$2,810.2	$2,893.5	$2,971.7	$3,098.3	$3,097.0	$3,273.1	$3,337.9
Premium to surplus ratio	2.12:1	2.11:1	2.07:1	2.05:1	1.98:1	2.00:1	1.92:1	1.90:1
Book value per share	$70.22	$70.96	$79.90	$79.18	$84.56	$89.62	$96.00	$100.90
Book value per share, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	$84.01	$84.56	$86.81	$90.35	$92.64	$96.16	$100.13	$104.21
Tangible book value per share (total book value excluding goodwill
and intangibles)	$64.80	$65.55	$74.50	$73.75	$79.10	$84.12	$90.46	$95.34
Shares outstanding	35.9	36.0	36.0	35.9	36.0	35.9	35.7	35.4
Total debt/equity	31.1%	30.7%	27.2%	27.6%	25.8%	24.4%	37.4%	34.1%
Total debt/total capital	23.7%	23.5%	21.4%	21.6%	20.5%	19.6%	27.2%	25.4%

THE HANOVER INSURANCE GROUP

CONSOLIDATED STATEMENTS OF INCOME

	Three Months ended December 31			Year ended December 31
(In millions)	2025	2024	% Change	2025	2024	% Change

Premiums earned	$1,556.6	$1,511.6	3.0	$6,161.1	$5,912.6	4.2
Net investment income	125.8	100.7	24.9	454.4	372.6	22.0
Net realized and unrealized investment gains (losses):
Net realized losses from sales and other	(18.0)	(29.0)	(37.9)	(61.7)	(84.2)	(26.7)
Net change in fair value of equity securities and other	1.4	(5.1)	N/M	18.8	14.2	32.4
Impairments on investments:
Credit-related impairments	(0.1)	(0.3)	(66.7)	(2.6)	(3.6)	(27.8)
Losses on intent to sell securities	-	-	-	(0.5)	(2.2)	(77.3)
Total impairments on investments	(0.1)	(0.3)	(66.7)	(3.1)	(5.8)	(46.6)
Total net realized and unrealized investment losses	(16.7)	(34.4)	(51.5)	(46.0)	(75.8)	(39.3)
Fees and other income	6.1	6.4	(4.7)	24.9	28.0	(11.1)
Total revenues	1,671.8	1,584.3	5.5	6,594.4	6,237.4	5.7

LOSSES AND EXPENSES

Losses and loss adjustment expenses	889.7	860.6	3.4	3,729.3	3,757.4	(0.7)
Amortization of deferred acquisition costs	327.4	311.4	5.1	1,285.2	1,221.7	5.2
Interest expense	14.5	8.5	70.6	43.2	34.1	26.7
Other operating expenses	182.4	192.3	(5.1)	692.9	686.4	0.9
Total losses and expenses	1,414.0	1,372.8	3.0	5,750.6	5,699.6	0.9

Income before income taxes	257.8	211.5	21.9	843.8	537.8	56.9
Income tax expense	60.8	44.2	37.6	183.1	112.5	62.8
Income from continuing operations	197.0	167.3	17.8	660.7	425.3	55.3
Discontinued operations (net of taxes):
Income (loss) from discontinued life businesses	1.2	(0.1)	N/M	1.5	-	N/M
Income from discontinued Chaucer business	0.3	0.7	(57.1)	0.3	0.7	(57.1)
Net income	$198.5	$167.9	18.2	$662.5	$426.0	55.5

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

	December 31	December 31
(In millions, except per share data)	2025	2024	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $9,685.7 and $9,051.5)	$9,536.5	$8,542.2	11.6
Equity securities, at fair value	184.8	157.7	17.2
Other investments	661.4	709.9	(6.8)
Total investments	10,382.7	9,409.8	10.3
Cash and cash equivalents	1,122.7	435.5	157.8
Accrued investment income	80.1	69.8	14.8
Premiums and accounts receivable, net	1,861.3	1,800.8	3.4
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,011.1	1,994.5	0.8
Deferred acquisition costs	703.0	662.8	6.1
Deferred income tax asset	83.3	174.2	(52.2)
Goodwill	178.8	178.8	-
Other assets	439.3	462.6	(5.0)
Assets of discontinued businesses	83.6	85.7	(2.5)
Total assets	$16,945.9	$15,274.5	10.9

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$7,755.2	$7,461.2	3.9
Unearned premiums	3,440.4	3,283.3	4.8
Expenses and taxes payable	806.7	757.8	6.5
Reinsurance premiums payable	45.2	37.7	19.9
Short-term debt	375.0	61.8	506.8
Long-term debt	843.3	722.3	16.8
Liabilities of discontinued businesses	108.6	108.6	-
Total liabilities	13,374.4	12,432.7	7.6

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	2,013.5	1,973.6	2.0
Accumulated other comprehensive loss	(171.4)	(456.3)	(62.4)
Retained earnings	3,741.6	3,209.6	16.6
Treasury stock at cost (25.1 and 24.6 million shares)	(2,012.8)	(1,885.7)	6.7
Total shareholders' equity	3,571.5	2,841.8	25.7
Total liabilities and shareholders' equity	$16,945.9	$15,274.5	10.9

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RATIOS
CONSOLIDATED

Three Months ended December 31

	2025					2024

	Core		Personal			Core		Personal
(In millions, except percentage data)	Commercial	Specialty	Lines	Other	Total	Commercial	Specialty	Lines	Other	Total

Gross premiums written	$599.1	$401.7	$665.8	$-	$1,666.6	$573.6	$383.9	$638.7	$-	$1,596.2
		-		-			-		-
Net premiums written	$512.8	$335.8	$640.0	$-	$1,488.6	$500.5	$331.8	$612.8	$-	$1,445.1
		-		-			-		-
Net premiums earned	$561.5	$348.9	$646.2	$-	$1,556.6	$549.2	$339.4	$623.0	$-	$1,511.6
		-		-			-		-
Losses and LAE:
		-		-			-		-
Current year, excluding catastrophe losses	322.2	179.3	381.3	-	882.8	323.3	164.2	372.7	-	860.2
				-					-
Prior year unfavorable (favorable) development, excluding catastrophe losses	(1.6)	(18.4)	(0.9)	0.8	(20.1)	(2.8)	(23.6)	(0.6)	1.4	(25.6)
				-					-
Current year catastrophe losses	26.9	(1.2)	9.3	-	35.0	15.9	6.5	8.6	-	31.0
				-					-
Prior year unfavorable (favorable) catastrophe development	-	-	(8.0)	-	(8.0)	(7.5)	(2.5)	5.0	-	(5.0)
				-					-
Total losses and LAE	347.5	159.7	381.7	0.8	889.7	328.9	144.6	385.7	1.4	860.6
				-					-
Amortization of deferred acquisition costs and other underwriting expenses	193.2	133.7	174.0	-	500.9	193.8	133.1	167.0	-	493.9
				-					-
GAAP underwriting profit (loss)	20.8	55.5	90.5	(0.8)	166.0	26.5	61.7	70.3	(1.4)	157.1
				-					-
Net investment income	55.0	27.9	34.8	8.1	125.8	46.1	22.8	28.8	3.0	100.7
				-					-
Other income	1.3	1.1	3.6	0.1	6.1	1.3	1.2	3.9	-	6.4
				-					-
Other operating expenses	(2.0)	(2.4)	(1.8)	(2.7)	(8.9)	(2.9)	(2.4)	(1.9)	(2.6)	(9.8)
				-					-
Operating income (loss) before income taxes	$75.1	$82.1	$127.1	$4.7	$289.0	$71.0	$83.3	$101.1	$(1.0)	$254.4

Loss and LAE ratio:

Current year, excluding catastrophe losses	57.4%	51.4%	59.0%	N/M	56.8%	58.9%	48.4%	59.8%	N/M	56.9%

Prior year favorable development, excluding catastrophe losses	(0.3)%	(5.3)%	(0.1)%	N/M	(1.3)%	(0.5)%	(7.0)%	(0.1)%	N/M	(1.7)%

Current year catastrophe losses	4.8%	(0.3)%	1.4%	N/M	2.2%	2.9%	1.9%	1.4%	N/M	2.0%

Prior year unfavorable (favorable) catastrophe development	-	-	(1.2)%	N/M	(0.5)%	(1.4)%	(0.7)%	0.8%	N/M	(0.3)%

Total loss and LAE ratio	61.9%	45.8%	59.1%	N/M	57.2%	59.9%	42.6%	61.9%	N/M	56.9%

Expense ratio	34.2%	38.1%	26.4%	N/M	31.8%	35.1%	39.0%	26.2%	N/M	32.3%

Combined ratio	96.1%	83.9%	85.5%	N/M	89.0%	95.0%	81.6%	88.1%	N/M	89.2%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RATIOS
CONSOLIDATED

Year ended December 31

	2025					2024

	Core		Personal			Core		Personal
(In millions, except percentage data)	Commercial	Specialty	Lines	Other	Total	Commercial	Specialty	Lines	Other	Total

Gross premiums written	$2,624.1	$1,688.2	$2,710.3	$-	$7,022.6	$2,503.1	$1,611.0	$2,618.8	$-	$6,732.9

Net premiums written	$2,273.7	$1,441.5	$2,606.9	$-	$6,322.1	$2,195.5	$1,373.9	$2,514.2	$-	$6,083.6

Net premiums earned	$2,211.0	$1,398.3	$2,551.8	$-	$6,161.1	$2,148.8	$1,322.0	$2,441.8	$-	$5,912.6
		-		-			-		-
Losses and LAE:
		-		-			-		-
Current year, excluding catastrophe losses	1,305.6	699.6	1,518.2	-	3,523.4	1,242.6	655.4	1,550.9	-	3,448.9
		-		-			-		-
Prior year unfavorable (favorable) development, excluding catastrophe losses	(7.1)	(56.8)	(7.2)	0.7	(70.4)	(17.7)	(46.2)	(4.9)	1.4	(67.4)
		-		-			-		-
Current accident year catastrophe losses	124.4	38.1	139.8	-	302.3	109.5	52.2	256.2	-	417.9
		-		-			-		-
Prior year unfavorable (favorable) catastrophe development	(11.0)	(4.0)	(11.0)	-	(26.0)	(32.3)	(14.7)	5.0	-	(42.0)
		-		-			-		-
Total losses and LAE	1,411.9	676.9	1,639.8	0.7	3,729.3	1,302.1	646.7	1,807.2	1.4	3,757.4
		-		-			-		-
Amortization of deferred acquisition costs and other underwriting expenses	746.9	524.1	668.3	-	1,939.3	731.9	500.1	638.7	-	1,870.7
		-		-			-		-
GAAP underwriting profit (loss)	52.2	197.3	243.7	(0.7)	492.5	114.8	175.2	(4.1)	(1.4)	284.5
		-		-			-		-
Net investment income	202.5	102.6	128.5	20.8	454.4	170.4	84.5	106.7	11.0	372.6
		-		-			-		-
Other income	5.2	4.8	14.7	0.2	24.9	5.0	5.9	15.7	1.4	28.0
				-					-
Other operating expenses	(9.0)	(8.6)	(7.1)	(14.1)	(38.8)	(8.6)	(7.9)	(7.0)	(11.5)	(35.0)
		-		-			-		-
Operating income (loss) before income taxes	$250.9	$296.1	$379.8	$6.2	$933.0	$281.6	$257.7	$111.3	$(0.5)	$650.1

Loss and LAE ratio:

Current year, excluding catastrophe losses	59.1%	50.1%	59.6%	N/M	57.1%	57.8%	49.6%	63.5%	N/M	58.2%

Prior year favorable development, excluding catastrophe losses	(0.3)%	(4.1)%	(0.3)%	N/M	(1.1)%	(0.8)%	(3.5)%	(0.2)%	N/M	(1.1)%

Current year catastrophe losses	5.6%	2.7%	5.4%	N/M	4.9%	5.1%	3.9%	10.5%	N/M	7.1%

Prior year unfavorable (favorable) catastrophe development	(0.5)%	(0.3)%	(0.4)%	N/M	(0.4)%	(1.5)%	(1.1)%	0.2%	N/M	(0.7)%

Total loss and LAE ratio	63.9%	48.4%	64.3%	N/M	60.5%	60.6%	48.9%	74.0%	N/M	63.5%

Expense ratio	33.5%	37.3%	25.7%	N/M	31.1%	33.8%	37.6%	25.6%	N/M	31.3%

Combined ratio	97.4%	85.7%	90.0%	N/M	91.6%	94.4%	86.5%	99.6%	N/M	94.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RELATED RATIOS
CONSOLIDATED

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2024	2024	2024	2024	2025	2025	2025	2025	2024	2025

Gross premiums written	$1,625.8	$1,679.3	$1,831.6	$1,596.2	$1,689.9	$1,752.6	$1,913.5	$1,666.6	$6,732.9	$7,022.6

Net premiums written	$1,454.0	$1,521.1	$1,663.4	$1,445.1	$1,510.8	$1,583.8	$1,738.9	$1,488.6	$6,083.6	$6,322.1

Net premiums earned	$1,448.6	$1,473.2	$1,479.2	$1,511.6	$1,508.5	$1,545.3	$1,550.7	$1,556.6	$5,912.6	$6,161.1

Losses and LAE:

Current year, excluding catastrophe losses	858.7	867.9	862.1	860.2	879.7	867.9	893.0	882.8	3,448.9	3,523.4

Prior year favorable development, excluding catastrophe losses	(10.4)	(17.4)	(14.0)	(25.6)	(20.0)	(18.2)	(12.1)	(20.1)	(67.4)	(70.4)

Current year catastrophe losses	93.9	177.1	115.9	31.0	107.6	113.5	46.2	35.0	417.9	302.3

Prior year favorable catastrophe development	(7.0)	(20.0)	(10.0)	(5.0)	(12.0)	(6.0)	-	(8.0)	(42.0)	(26.0)

Total losses and LAE	935.2	1,007.6	954.0	860.6	955.3	957.2	927.1	889.7	3,757.4	3,729.3

Amortization of deferred acquisition costs and other underwriting expenses	452.7	459.4	464.7	493.9	470.3	477.8	490.3	500.9	1,870.7	1,939.3

GAAP underwriting profit	60.7	6.2	60.5	157.1	82.9	110.3	133.3	166.0	284.5	492.5

Net investment income	89.7	90.4	91.8	100.7	106.1	105.5	117.0	125.8	372.6	454.4

Other income	7.3	7.6	6.7	6.4	6.4	6.1	6.3	6.1	28.0	24.9

Other operating expenses	(8.0)	(8.8)	(8.4)	(9.8)	(9.0)	(12.0)	(8.9)	(8.9)	(35.0)	(38.8)

Operating income before income taxes	$149.7	$95.4	$150.6	$254.4	$186.4	$209.9	$247.7	$289.0	$650.1	$933.0

Loss and LAE ratio:

Current year, excluding catastrophe losses	59.3%	58.9%	58.2%	56.9%	58.3%	56.1%	57.6%	56.8%	58.2%	57.1%

Prior year favorable development, excluding catastrophe losses	(0.7)%	(1.2)%	(0.9)%	(1.7)%	(1.3)%	(1.2)%	(0.8)%	(1.3)%	(1.1)%	(1.1)%

Current year catastrophe losses	6.5%	12.1%	7.9%	2.0%	7.1%	7.4%	3.0%	2.2%	7.1%	4.9%

Prior year favorable catastrophe development	(0.5)%	(1.4)%	(0.7)%	(0.3)%	(0.8)%	(0.4)%	-	(0.5)%	(0.7)%	(0.4)%

Total loss and LAE ratio	64.6%	68.4%	64.5%	56.9%	63.3%	61.9%	59.8%	57.2%	63.5%	60.5%

Expense ratio	30.9%	30.8%	31.0%	32.3%	30.8%	30.6%	31.3%	31.8%	31.3%	31.1%

Combined ratio	95.5%	99.2%	95.5%	89.2%	94.1%	92.5%	91.1%	89.0%	94.8%	91.6%

Combined ratio, excluding catastrophe losses	89.5%	88.5%	88.3%	87.5%	87.8%	85.5%	88.1%	87.3%	88.4%	87.1%

Current accident year combined ratio, excluding catastrophe losses	90.2%	89.7%	89.2%	89.2%	89.1%	86.7%	88.9%	88.6%	89.5%	88.2%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
CORE COMMERCIAL

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2024	2024	2024	2024	2025	2025	2025	2025	2024	2025

Gross premiums written	$660.0	$587.0	$682.5	$573.6	$693.1	$622.4	$709.5	$599.1	$2,503.1	$2,624.1

Net premiums written	$582.4	$513.4	$599.2	$500.5	$604.6	$536.0	$620.3	$512.8	$2,195.5	$2,273.7

Net premiums earned	$528.9	$537.4	$533.3	$549.2	$541.0	$554.3	$554.2	$561.5	$2,148.8	$2,211.0

Losses and LAE:

Current year, excluding catastrophe losses	309.4	299.7	310.2	323.3	334.2	313.6	335.6	322.2	1,242.6	1,305.6

Prior year favorable development, excluding catastrophe losses	(9.2)	(2.1)	(3.6)	(2.8)	(1.3)	(3.0)	(1.2)	(1.6)	(17.7)	(7.1)

Current year catastrophe losses	24.5	30.9	38.2	15.9	54.5	25.2	17.8	26.9	109.5	124.4

Prior year favorable catastrophe development	(3.8)	(14.5)	(6.5)	(7.5)	(8.5)	(2.5)	-	-	(32.3)	(11.0)

Total losses and LAE	320.9	314.0	338.3	328.9	378.9	333.3	352.2	347.5	1,302.1	1,411.9

Amortization of deferred acquisition costs and other underwriting expenses	177.1	180.6	180.4	193.8	182.1	183.8	187.8	193.2	731.9	746.9

GAAP underwriting profit (loss)	30.9	42.8	14.6	26.5	(20.0)	37.2	14.2	20.8	114.8	52.2

Net investment income	40.8	41.4	42.1	46.1	48.0	47.7	51.8	55.0	170.4	202.5

Other income	1.3	1.2	1.2	1.3	1.3	1.3	1.3	1.3	5.0	5.2

Other operating expenses	(1.5)	(2.2)	(2.0)	(2.9)	(2.5)	(2.3)	(2.2)	(2.0)	(8.6)	(9.0)

Operating income before income taxes	$71.5	$83.2	$55.9	$71.0	$26.8	$83.9	$65.1	$75.1	$281.6	$250.9

Loss and LAE ratio:

Current year, excluding catastrophe losses	58.5%	55.7%	58.2%	58.9%	61.7%	56.5%	60.6%	57.4%	57.8%	59.1%

Prior year favorable development, excluding catastrophe losses	(1.7)%	(0.4)%	(0.7)%	(0.5)%	(0.2)%	(0.5)%	(0.2)%	(0.3)%	(0.8)%	(0.3)%

Current year catastrophe losses	4.6%	5.8%	7.1%	2.9%	10.1%	4.6%	3.2%	4.8%	5.1%	5.6%

Prior year favorable catastrophe development	(0.7)%	(2.7)%	(1.2)%	(1.4)%	(1.6)%	(0.5)%	-	-	(1.5)%	(0.5)%

Total loss and LAE ratio	60.7%	58.4%	63.4%	59.9%	70.0%	60.1%	63.6%	61.9%	60.6%	63.9%

Expense ratio	33.2%	33.4%	33.6%	35.1%	33.4%	32.9%	33.7%	34.2%	33.8%	33.5%

Combined ratio	93.9%	91.8%	97.0%	95.0%	103.4%	93.0%	97.3%	96.1%	94.4%	97.4%

Combined ratio, excluding catastrophe losses	90.0%	88.7%	91.1%	93.5%	94.9%	88.9%	94.1%	91.3%	90.8%	92.3%

Current accident year combined ratio, excluding catastrophe losses	91.7%	89.1%	91.8%	94.0%	95.1%	89.4%	94.3%	91.6%	91.6%	92.6%

THE HANOVER INSURANCE GROUP

PREMIUMS WRITTEN AND RELATED METRICS
CORE COMMERCIAL

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2024	2024	2024	2024	2025	2025	2025	2025	2024	2025

Written Premium
Gross	$660.0	$587.0	$682.5	$573.6	$693.1	$622.4	$709.5	$599.1	$2,503.1	$2,624.1
Ceded	(77.6)	(73.6)	(83.3)	(73.1)	(88.5)	(86.4)	(89.2)	(86.3)	(307.6)	(350.4)
Net	$582.4	$513.4	$599.2	$500.5	$604.6	$536.0	$620.3	$512.8	$2,195.5	$2,273.7
Growth	3.0%	5.5%	1.7%	7.5%	3.8%	4.4%	3.5%	2.5%	4.2%	3.6%

Net premiums written by sub-segment
Small Commercial	$336.0	$316.5	$310.0	$301.3	$341.8	$334.3	$333.5	$315.7	$1,263.8	$1,325.3
Middle Market	246.4	196.9	289.2	199.2	262.8	201.7	286.8	197.1	931.7	948.4
Total	$582.4	$513.4	$599.2	$500.5	$604.6	$536.0	$620.3	$512.8	$2,195.5	$2,273.7

Net premiums written by line of business
Commercial Multiple Peril	$287.0	$252.7	$317.7	$260.0	$298.8	$264.9	$327.7	$267.8	$1,117.4	$1,159.2
Commercial Automobile	105.7	96.9	103.9	91.7	114.2	104.6	112.1	96.4	398.2	427.3
Workers’ Compensation	124.5	104.5	100.1	92.9	123.5	102.3	100.1	92.9	422.0	418.7
Other Core Commercial	65.2	59.3	77.5	55.9	68.1	64.2	80.4	55.7	257.9	268.5
Total	$582.4	$513.4	$599.2	$500.5	$604.6	$536.0	$620.3	$512.8	$2,195.5	$2,273.7

Related Metrics
Premium Retention	82.3%	83.2%	83.2%	85.0%	84.4%	85.1%	84.4%	85.3%	83.4%	84.8%
Renewal Price Change	11.5%	11.7%	12.9%	11.8%	11.1%	10.7%	9.9%	9.4%	12.1%	10.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
SPECIALTY

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2024	2024	2024	2024	2025	2025	2025	2025	2024	2025

Gross premiums written	$408.4	$409.8	$408.9	$383.9	$424.4	$424.4	$437.7	$401.7	$1,611.0	$1,688.2
									-	-
Net premiums written	$339.8	$352.1	$350.2	$331.8	$358.3	$368.2	$379.2	$335.8	$1,373.9	$1,441.5
									-
Net premiums earned	$320.9	$330.5	$331.2	$339.4	$339.6	$355.9	$353.9	$348.9	$1,322.0	$1,398.3
									-
Losses and LAE:
									-
Current year, excluding catastrophe losses	156.6	175.7	158.9	164.2	173.3	174.3	172.7	179.3	655.4	699.6
									-
Prior year favorable development, excluding catastrophe losses	(1.1)	(11.3)	(10.2)	(23.6)	(15.9)	(12.5)	(10.0)	(18.4)	(46.2)	(56.8)
									-
Current year catastrophe losses	10.2	27.6	7.9	6.5	17.2	16.1	6.0	(1.2)	52.2	38.1
									-
Prior year favorable catastrophe development	(3.2)	(5.5)	(3.5)	(2.5)	(2.5)	(1.5)	-	-	(14.7)	(4.0)
									-
Total losses and LAE	162.5	186.5	153.1	144.6	172.1	176.4	168.7	159.7	646.7	676.9
									-
Amortization of deferred acquisition costs and other underwriting expenses	119.5	122.0	125.5	133.1	126.3	131.7	132.4	133.7	500.1	524.1
									-
GAAP underwriting profit	38.9	22.0	52.6	61.7	41.2	47.8	52.8	55.5	175.2	197.3
									-
Net investment income	20.3	20.5	20.9	22.8	24.3	24.3	26.1	27.9	84.5	102.6
									-
Other income	1.3	1.8	1.6	1.2	1.3	1.1	1.3	1.1	5.9	4.8
									-
Other operating expenses	(1.7)	(1.7)	(2.1)	(2.4)	(2.2)	(2.0)	(2.0)	(2.4)	(7.9)	(8.6)
									-
Operating income before income taxes	$58.8	$42.6	$73.0	$83.3	$64.6	$71.2	$78.2	$82.1	$257.7	$296.1

Loss and LAE ratio:
									-
Current year, excluding catastrophe losses	48.7%	53.1%	48.0%	48.4%	51.1%	49.0%	48.8%	51.4%	49.6%	50.1%
									-
Prior year favorable development, excluding catastrophe losses	(0.3)%	(3.4)%	(3.1)%	(7.0)%	(4.7)%	(3.5)%	(2.8)%	(5.3)%	(3.5)%	(4.1)%
									-
Current year catastrophe losses	3.2%	8.4%	2.4%	1.9%	5.0%	4.5%	1.7%	(0.3)%	3.9%	2.7%
									-
Prior year favorable catastrophe development	(1.0)%	(1.7)%	(1.1)%	(0.7)%	(0.7)%	(0.4)%	-	-	(1.1)%	(0.3)%
									-
Total loss and LAE ratio	50.6%	56.4%	46.2%	42.6%	50.7%	49.6%	47.7%	45.8%	48.9%	48.4%
									-
Expense ratio	37.0%	36.7%	37.7%	39.0%	37.0%	36.9%	37.2%	38.1%	37.6%	37.3%
									-
Combined ratio	87.6%	93.1%	83.9%	81.6%	87.7%	86.5%	84.9%	83.9%	86.5%	85.7%
									-	-
Combined ratio, excluding catastrophe losses	85.4%	86.4%	82.6%	80.4%	83.4%	82.4%	83.2%	84.2%	83.7%	83.3%

Current accident year combined ratio, excluding catastrophe losses	85.7%	89.8%	85.7%	87.4%	88.1%	85.9%	86.0%	89.5%	87.2%	87.4%

THE HANOVER INSURANCE GROUP

PREMIUMS WRITTEN AND RELATED METRICS
SPECIALTY

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2024	2024	2024	2024	2025	2025	2025	2025	2024	2025

Written Premiums
Gross	$408.4	$409.8	$408.9	$383.9	$424.4	$424.4	$437.7	$401.7	$1,611.0	$1,688.2
Ceded	(68.6)	(57.7)	(58.7)	(52.1)	(66.1)	(56.2)	(58.5)	(65.9)	(237.1)	(246.7)
Net	$339.8	$352.1	$350.2	$331.8	$358.3	$368.2	$379.2	$335.8	$1,373.9	$1,441.5
Growth	4.8%	8.2%	3.4%	8.8%	5.4%	4.6%	8.3%	1.2%	6.2%	4.9%

Net premiums written by sub-segment
Professional and Executive Lines	$112.8	$106.6	$114.8	$106.1	$120.4	$108.7	$120.0	$112.8	$440.3	$461.9
Specialty Property & Casualty	107.9	109.5	97.8	106.1	105.7	113.0	106.8	95.3	421.3	420.8
Marine	99.5	115.3	112.2	99.9	109.0	123.1	124.7	101.4	426.9	458.2
Surety and Other	19.6	20.7	25.4	19.7	23.2	23.4	27.7	26.3	85.4	100.6
Total	$339.8	$352.1	$350.2	$331.8	$358.3	$368.2	$379.2	$335.8	$1,373.9	$1,441.5

Related Metrics
Premium Retention	83.1%	83.0%	81.5%	81.9%	80.1%	81.8%	83.2%	81.1%	82.4%	81.6%
Renewal Price Change	11.0%	11.7%	10.1%	9.5%	8.4%	7.8%	8.3%	6.4%	10.6%	7.7%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
PERSONAL LINES

Three Months ended December 31

	2025			2024
(In millions, except percentage data)	Auto	Home & Other	Total	Auto	Home & Other	Total

Net premiums written	$360.3	$279.7	$640.0	$352.7	$260.1	$612.8

Net premiums earned	$370.4	$275.8	$646.2	$362.7	$260.3	$623.0
			-			-
Losses and LAE:
			-			-
Current year, excluding catastrophe losses	280.5	100.8	381.3	265.5	107.2	372.7
			-			-
Prior year unfavorable (favorable) development, excluding catastrophe losses	5.8	(6.7)	(0.9)	(0.4)	(0.2)	(0.6)
			-			-
Current year catastrophe losses	1.1	8.2	9.3	1.3	7.3	8.6
			-			-
Prior year unfavorable (favorable) catastrophe development	(0.2)	(7.8)	(8.0)	(0.2)	5.2	5.0
			-			-
Total losses and LAE	287.2	94.5	381.7	266.2	119.5	385.7
			-			-
Amortization of deferred acquisition costs and other underwriting expenses			174.0			167.0
			-			-
GAAP underwriting profit			90.5			70.3
			-			-
Net investment income			34.8			28.8
			-			-
Other income			3.6			3.9
			-			-
Other operating expenses			(1.8)			(1.9)
			-			-
Operating income before income taxes			$127.1			$101.1

Loss and LAE ratio:

Current year, excluding catastrophe losses	75.7%	36.6%	59.0%	73.2%	41.2%	59.8%

Prior year unfavorable (favorable) development, excluding catastrophe losses	1.6%	(2.4)%	(0.1)%	(0.1)%	(0.1)%	(0.1)%

Current year catastrophe losses	0.3%	2.9%	1.4%	0.4%	2.8%	1.4%

Prior year unfavorable (favorable) catastrophe development	(0.1)%	(2.8)%	(1.2)%	(0.1)%	2.0%	0.8%
Total loss and LAE ratio	77.5%	34.3%	59.1%	73.4%	45.9%	61.9%

Expense ratio			26.4%			26.2%

Combined ratio			85.5%			88.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
PERSONAL LINES

Year ended December 31

	2025			2024
(In millions, except percentage data)	Auto	Home & Other	Total	Auto	Home & Other	Total

Net premiums written	$1,489.9	$1,117.0	$2,606.9	$1,463.6	$1,050.6	$2,514.2

Net premiums earned	$1,474.8	$1,077.0	$2,551.8	$1,421.4	$1,020.4	$2,441.8

Losses and LAE:

Current year, excluding catastrophe losses	1,024.8	493.4	1,518.2	1,018.7	532.2	1,550.9

Prior year unfavorable (favorable) development, excluding catastrophe losses	2.7	(9.9)	(7.2)	(13.8)	8.9	(4.9)

Current year catastrophe losses	14.0	125.8	139.8	18.3	237.9	256.2

Prior year unfavorable (favorable) catastrophe development	(0.5)	(10.5)	(11.0)	0.6	4.4	5.0

Total losses and LAE	1,041.0	598.8	1,639.8	1,023.8	783.4	1,807.2

Amortization of deferred acquisition costs and other underwriting expenses			668.3			638.7

GAAP underwriting profit (loss)			243.7			(4.1)

Net investment income			128.5			106.7

Other income			14.7			15.7

Other operating expenses			(7.1)			(7.0)

Operating income before income taxes			$379.8			$111.3

Loss and LAE ratio:

Current year, excluding catastrophe losses	69.5%	45.8%	59.6%	71.7%	52.2%	63.5%

Prior year unfavorable (favorable) development, excluding catastrophe losses	0.2%	(0.9)%	(0.3)%	(1.0)%	0.9%	(0.2)%

Current year catastrophe losses	0.9%	11.7%	5.4%	1.3%	23.3%	10.5%

Prior year unfavorable (favorable) catastrophe development	-	(1.0)%	(0.4)%	-	0.4%	0.2%
Total loss and LAE ratio	70.6%	55.6%	64.3%	72.0%	76.8%	74.0%

Expense ratio			25.7%			25.6%

Combined ratio			90.0%			99.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RELATED RATIOS
PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2024	2024	2024	2024	2025	2025	2025	2025	2024	2025

Gross premiums written	$557.4	$682.5	$740.2	$638.7	$572.4	$705.8	$766.3	$665.8	$2,618.8	$2,710.3
									-	-
Net premiums written	$531.8	$655.6	$714.0	$612.8	$547.9	$679.6	$739.4	$640.0	$2,514.2	$2,606.9
									-	-
Net premiums earned	$598.8	$605.3	$614.7	$623.0	$627.9	$635.1	$642.6	$646.2	$2,441.8	$2,551.8
									-	-
Losses and LAE:
									-	-
Current year, excluding catastrophe losses	392.7	392.5	393.0	372.7	372.2	380.0	384.7	381.3	1,550.9	1,518.2
									-	-
Prior year favorable development, excluding catastrophe losses	(0.1)	(4.0)	(0.2)	(0.6)	(2.8)	(2.6)	(0.9)	(0.9)	(4.9)	(7.2)
									-	-
Current year catastrophe losses	59.2	118.6	69.8	8.6	35.9	72.2	22.4	9.3	256.2	139.8
									-	-
Prior year unfavorable (favorable) catastrophe development	-	-	-	5.0	(1.0)	(2.0)	-	(8.0)	5.0	(11.0)
									-	-
Total losses and LAE	451.8	507.1	462.6	385.7	404.3	447.6	406.2	381.7	1,807.2	1,639.8
									-	-
Amortization of deferred acquisition costs and other underwriting expenses	156.1	156.8	158.8	167.0	161.9	162.3	170.1	174.0	638.7	668.3
									-	-
GAAP underwriting profit (loss)	(9.1)	(58.6)	(6.7)	70.3	61.7	25.2	66.3	90.5	(4.1)	243.7

Net investment income	25.6	26.0	26.3	28.8	30.5	30.2	33.0	34.8	106.7	128.5

Other income	4.0	3.9	3.9	3.9	3.7	3.7	3.7	3.6	15.7	14.7

Other operating expenses	(1.6)	(1.7)	(1.8)	(1.9)	(1.7)	(1.7)	(1.9)	(1.8)	(7.0)	(7.1)

Operating income (loss) before income taxes	$18.9	$(30.4)	$21.7	$101.1	$94.2	$57.4	$101.1	$127.1	$111.3	$379.8

Loss and LAE ratio:
									-	-
Current year, excluding catastrophe losses	65.6%	64.9%	63.9%	59.8%	59.2%	59.8%	59.8%	59.0%	63.5%	59.6%
									-	-
Prior year favorable development, excluding catastrophe losses	-	(0.7)%	-	(0.1)%	(0.4)%	(0.4)%	(0.1)%	(0.1)%	(0.2)%	(0.3)%
									-	-
Current year catastrophe losses	9.9%	19.6%	11.4%	1.4%	5.8%	11.4%	3.5%	1.4%	10.5%	5.4%
									-	-
Prior year unfavorable (favorable) catastrophe development	-	-	-	0.8%	(0.2)%	(0.3)%	-	(1.2)%	0.2%	(0.4)%
									-	-
Total loss and LAE ratio	75.5%	83.8%	75.3%	61.9%	64.4%	70.5%	63.2%	59.1%	74.0%	64.3%
									-	-
Expense ratio	25.5%	25.3%	25.3%	26.2%	25.3%	25.0%	26.0%	26.4%	25.6%	25.7%
									-	-
Combined ratio	101.0%	109.1%	100.6%	88.1%	89.7%	95.5%	89.2%	85.5%	99.6%	90.0%
									-	-
Combined ratio, excluding catastrophe losses	91.1%	89.5%	89.2%	85.9%	84.1%	84.4%	85.7%	85.3%	88.9%	85.0%

Current accident year combined ratio, excluding catastrophe losses	91.1%	90.2%	89.2%	86.0%	84.5%	84.8%	85.8%	85.4%	89.1%	85.3%

THE HANOVER INSURANCE GROUP

PREMIUMS WRITTEN AND RELATED METRICS
PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2024	2024	2024	2024	2025	2025	2025	2025	2024	2025
Written Premiums
Gross	$557.4	$682.5	$740.2	$638.7	$572.4	$705.8	$766.3	$665.8	$2,618.8	$2,710.3
Ceded	(25.6)	(26.9)	(26.2)	(25.9)	(24.5)	(26.2)	(26.9)	(25.8)	(104.6)	(103.4)
Net	$531.8	$655.6	$714.0	$612.8	$547.9	$679.6	$739.4	$640.0	$2,514.2	$2,606.9
Growth	0.0%	3.3%	6.8%	6.6%	3.0%	3.7%	3.6%	4.4%	4.3%	3.7%

Net premiums written by line of business
Personal Automobile	$317.0	$382.8	$411.1	$352.7	$323.8	$389.3	$416.5	$360.3	$1,463.6	$1,489.9
Homeowners and Other	214.8	272.8	302.9	260.1	224.1	290.3	322.9	279.7	1,050.6	1,117.0
Total	$531.8	$655.6	$714.0	$612.8	$547.9	$679.6	$739.4	$640.0	$2,514.2	$2,606.9

Related Metrics

Renewal Price Change
Personal Automobile	18.2%	18.0%	14.9%	13.9%	11.8%	9.8%	8.0%	6.9%	16.2%	9.0%
Homeowners	30.2%	19.1%	16.2%	14.6%	14.9%	15.7%	13.9%	12.3%	19.4%	14.2%
Total (1)	22.8%	18.5%	15.4%	14.2%	13.1%	12.3%	10.5%	9.2%	17.5%	11.2%

Policy Retention
Personal Automobile	79.6%	81.2%	82.8%	81.3%	81.4%	83.5%	83.2%	82.4%	81.3%	82.7%
Homeowners	80.3%	82.7%	84.6%	83.2%	82.4%	85.1%	84.8%	83.7%	82.8%	84.1%
Total (1)	79.9%	82.0%	83.7%	82.2%	82.0%	84.3%	84.0%	83.1%	82.1%	83.4%

PIF change from prior year period
Personal Automobile	-5.5%	-7.6%	-8.5%	-7.0%	-4.9%	-3.6%	-3.2%	-3.1%	-7.0%	-3.1%
Homeowners	-4.7%	-6.9%	-7.8%	-6.1%	-4.0%	-2.7%	-2.5%	-2.6%	-6.1%	-2.6%
Total (1)	-5.1%	-7.3%	-8.2%	-6.6%	-4.4%	-3.2%	-2.9%	-2.8%	-6.6%	-2.8%

(1) Related metrics exclude Other Personal Lines.

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	YTD	YTD
(In millions, except yields)	2024	2024	2024	2024	2025	2025	2025	2025	2024	2025

Net Investment Income

Fixed maturities	$75.7	$76.5	$82.3	$89.9	$93.3	$98.4	$103.3	$106.4	$324.4	$401.4
Limited partnerships	9.2	1.4	4.0	6.0	7.5	3.5	6.8	9.3	20.6	27.1
Mortgage loans	3.7	3.9	3.6	3.2	2.9	3.0	2.6	2.7	14.4	11.2
Equity securities	0.8	0.8	0.8	0.8	0.9	0.9	0.9	0.9	3.2	3.6
Other investments	3.8	11.5	5.2	4.7	5.3	3.4	7.1	10.6	25.2	26.4
Investment expenses	(3.5)	(3.7)	(4.1)	(3.9)	(3.8)	(3.7)	(3.7)	(4.1)	(15.2)	(15.3)
Total	$89.7	$90.4	$91.8	$100.7	$106.1	$105.5	$117.0	$125.8	$372.6	$454.4

Pre-tax Yields

Fixed maturities	3.52%	3.53%	3.73%	3.99%	4.08%	4.24%	4.33%	4.41%	3.70%	4.27%
Total	3.70%	3.73%	3.70%	3.97%	4.14%	4.11%	4.31%	4.44%	3.78%	4.25%

Pre-tax yields represent annualized net investment income for the period divided by the monthly average invested assets at amortized cost or cost, which excludes accumulated changes in fair value for fixed maturities and equity securities.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO
December 31, 2025
(In millions)
						Change in	Change in
	Weighted	Amortized			Net	Net	Net
	Average	Cost	Fair Value /	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	or Cost (1)	Carry Value	Total	Gain (Loss)	During Q4	YTD

Fixed maturities:
U.S. Treasury and government agencies	AA+	$491.3	$455.5	4.0%	$(35.8)	$2.9	$22.6
Foreign governments	BB	2.5	2.7	-	0.2	-	0.1
Municipals:
Taxable	AA	885.8	821.9	7.1%	(63.9)	5.0	44.1
Tax-exempt	AA	25.0	25.8	0.2%	0.8	0.3	0.5
Corporates:
NAIC 1	A	2,259.8	2,277.2	19.8%	17.4	3.2	78.4
NAIC 2	BBB	1,553.2	1,542.9	13.4%	(10.3)	5.2	76.9
NAIC 3 and below	B+	426.1	433.4	3.8%	7.3	(0.1)	6.1
Total corporates	BBB+	4,239.1	4,253.5	37.0%	14.4	8.3	161.4
Asset-backed:
Residential mortgage-backed	AA+	2,472.2	2,421.8	21.1%	(50.4)	20.6	103.1
Commercial mortgage-backed	AAA	610.2	589.9	5.1%	(20.3)	1.7	21.7
Other asset-backed	AA+	959.6	965.4	8.4%	5.8	0.3	6.6
Total fixed maturities	A+	9,685.7	9,536.5	82.9%	(149.2)	39.1	360.1
Limited partnerships and other investments		414.4	414.4	3.6%	-	-	-
Mortgage and other loans		247.0	247.0	2.1%	-	-	-
Equity securities		184.8	184.8	1.6%	-	-	-
Total investments		10,531.9	10,382.7	90.2%	(149.2)	39.1	360.1
Cash and cash equivalents		1,122.7	1,122.7	9.8%	-	-	-
Total		$11,654.6	$11,505.4	100.0%	$(149.2)	$39.1	$360.1

(1) Net of allowance for credit losses of $8.3 million.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES
December 31, 2025

(In millions)

CREDIT QUALITY OF FIXED MATURITIES
	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost (1)	Value	Fair Value
1	Aaa/Aa/A	$7,647.5	$7,501.7	78.7%
2	Baa	1,592.1	1,581.9	16.6%
3	Ba	248.1	253.8	2.7%
4	B	162.2	165.3	1.7%
5	Caa	35.4	33.8	0.3%
6	In or near default	0.4	-	-
Total fixed maturities		$9,685.7	$9,536.5	100.0%

DURATION OF FIXED MATURITIES

		Amortized	Fair	% of Total
		Cost (1)	Value	Fair Value
0-2 Years		$1,862.2	$1,873.8	19.6%
2-4 Years		2,514.7	2,523.5	26.5%
4-6 Years		2,538.1	2,470.4	25.9%
6-8 Years		2,309.6	2,246.9	23.6%
8-10 Years		331.6	320.3	3.3%
10+ Years		129.5	101.6	1.1%
Total fixed maturities		$9,685.7	$9,536.5	100.0%
Weighted Average Duration			4.3

(1) Net of allowance for credit losses of $0.2 million.

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS
December 31, 2025

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	Ratings (1)
Morgan Stanley	$39.7	$40.3	0.35%	A-
Minnesota Housing Finance Agency	37.6	31.3	0.27%	AA+
State of Ohio	33.8	29.2	0.25%	AAA
Goldman Sachs Group	28.1	28.8	0.25%	BBB+
Colorado Housing & Finance Authority	27.8	27.4	0.24%	AAA
International Business Machines	26.1	26.1	0.23%	A-
Bank of New York Mellon	25.2	25.3	0.22%	A
BP Capital Markets	25.1	26.0	0.23%	A-
State of Oregon	24.8	22.3	0.19%	AA+
Comcast Corporation	24.7	24.7	0.22%	A-
Top 10 Corporate and Municipal	$292.9	$281.4	2.45%

(1) - Represents nationally recognized rating agency sources.

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended December 31				Year ended December 31
	2025		2024		2025		2024
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME
Core Commercial	$75.1		$71.0		$250.9		$281.6
Specialty	82.1		83.3		296.1		257.7
Personal Lines	127.1		101.1		379.8		111.3
Other	4.7		(1.0)		6.2		(0.5)
Total	289.0		254.4		933.0		650.1

Interest expense	(14.5)		(8.5)		(43.2)		(34.1)

Operating income before income taxes	274.5	$7.57	245.9	$6.72	889.8	$24.40	616.0	$16.91

Income tax expense on operating income	(64.4)	(1.78)	(51.3)	(1.40)	(193.6)	(5.31)	(130.1)	(3.57)

Operating income after income taxes	210.1	5.79	194.6	5.32	696.2	19.09	485.9	13.34

Non-operating items:
Net realized losses from sales and other	(18.0)	(0.50)	(29.0)	(0.79)	(61.7)	(1.69)	(84.2)	(2.31)
Net change in fair value of equity securities and other	1.4	0.04	(5.1)	(0.14)	18.8	0.52	14.2	0.39
Impairments on investments:
Credit-related impairments	(0.1)	-	(0.3)	(0.01)	(2.6)	(0.07)	(3.6)	(0.10)
Losses on intent to sell securities	-	-	-	-	(0.5)	(0.02)	(2.2)	(0.06)
Total impairments on investments	(0.1)	-	(0.3)	(0.01)	(3.1)	(0.09)	(5.8)	(0.16)
Other non-operating items	-	-	-	-	-	-	(2.4)	(0.07)
Income tax benefit on non-operating items	3.6	0.10	7.1	0.19	10.5	0.29	17.6	0.49
Income from continuing operations, net of taxes	197.0	5.43	167.3	4.57	660.7	18.12	425.3	11.68
Discontinued operations (net of taxes):

Income (loss) from discontinued life businesses	1.2	0.03	(0.1)	-	1.5	0.03	-	-
Income from discontinued Chaucer business	0.3	0.01	0.7	0.02	0.3	0.01	0.7	0.02

NET INCOME	$198.5	$5.47	$167.9	$4.59	$662.5	$18.16	$426.0	$11.70

THE HANOVER INSURANCE GROUP

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company’s non-GAAP measures include operating income before interest expense and income taxes, total operating income after income taxes, total operating income after income taxes per diluted share, total book value per share, total book value per share excluding net unrealized gains and losses related to fixed maturity investments and market risk, net of tax, tangible book value per share and measures of operating income and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development.

Operating income before interest expense and income taxes is net income, excluding interest expense on debt, income taxes and net realized and unrealized investment gains and losses, which includes changes in the fair value of equity securities still held because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and income taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and income taxes is the sum of the operating income (loss) from: Core Commercial, Specialty, Personal Lines, and Other. After-tax operating income earnings per diluted share (sometimes referred to as “after-tax operating income per share”) is also a non-GAAP measure. It is defined as net income excluding the after-tax impact of net realized and unrealized investment gains (losses), as well as results from discontinued operations and other non-operating items for a period divided by the average number of diluted shares of common stock. The Hanover believes that measures of operating income before interest expense and income taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to fixed maturity investments, net of tax, is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses on fixed maturities and market risk divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating results and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events. Catastrophes caused by various natural events include, among others, hurricanes, tornadoes and other windstorms, hail, flood, earthquakes, fire, explosions, severe winter weather and other convective storms. Catastrophes caused by various manmade events include, among others, fire, explosions, riots, and terrorism. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and income taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for income before income taxes or income from continuing operations and operating income should not be construed as a substitute for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and income taxes and income from continuing operations per diluted share to operating income after taxes per diluted share for the three and twelve months ended December 31, 2025 and 2024 is set forth on page 20 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

Additional reconciliations are provided in the press release relating to the current period(s) financial results, which is available on the Company’s website, www.hanover.com.

THE HANOVER INSURANCE GROUP

PREMIUM RELATED METRIC DEFINITIONS

Renewal Price Change

●

Core Commercial and Specialty: Represents the average change in premium on renewed policies caused by the estimated net effect of base rate changes, discretionary pricing, specific inflationary changes or changes in policy level exposure or insured risks.

●

Personal Lines: Represents the average change in premium on policies charged at renewal caused by the net effects of filed rate, inflation adjustments or other changes in policy level exposure or insured risks, regardless of whether or not the policies are retained for the duration of their contractual terms.

Rate

●

Core Commercial and Specialty: Represents the average change in premium on renewed policies caused by the base rate changes, discretionary pricing, and inflation, excluding the impact of changes in policy level exposure or insured risks.

●

Personal Lines: Represents the estimated cumulative premium effect of approved rate actions applied to policies at renewal, regardless of whether or not policies are actually renewed. Accordingly, rate changes do not represent actual increases or decreases realized by the company. Personal Lines rate changes do not include inflation or changes in policy level exposure or insured risks.

Retention

●	Core Commercial and Specialty: Represents the ratio of net retained premium for the noted period to the premium available to renew over the same period.

●	Personal Lines: Represents the ratio of net retained policies for the noted period to those policies available to renew over the same period and includes policies that were canceled and rewritten.

Policies in Force (PIF) Change

●	Represents the change in the number of policies in force at the end of a given period from the end of the same period in the prior year.

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF February 3, 2026				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.			Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	S&P Global	Moody's	PO Box 43006
Worcester, MA 01653				The Hanover Insurance				Providence, RI 02940-3006
				Company	A	A	A2	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
COMMON STOCK
Citizens Insurance Company of America					A.M.
808 North Highlander Way				Debt Ratings	Best	S&P Global	Moody's	Common stock of The Hanover Insurance Group, Inc. is traded
Howell, MI 48843				The Hanover Insurance Group, Inc.				on the New York Stock Exchange under the symbol “THG”.
				Senior Debt	bbb+	BBB	Baa2
				Subordinated Debentures	bbb-	BB+	Baa3
MARKET AND DIVIDEND INFORMATION								INQUIRIES

The following tables set forth the high and low closing				The above ratings are accurate as of February 3, 2026, and may be revised,				Oksana Lukasheva
sale prices of our common stock and quarterly cash				superseded or withdrawn by the respective rating agency at any time. For				Senior Vice President
dividends for the periods indicated:				the most current information concerning the financial ratings of The Hanover				Corporate Finance
				Insurance Group and its subsidiaries, please visit the websites of the				olukasheva@hanover.com
Quarter Ended	2025			respective rating agencies.
	Price Range		Dividends
	High	Low	Per Share
March 31	$174.61	$147.13	$0.900
June 30	$178.04	$150.66	$0.900
September 30	$182.10	$162.08	$0.900
December 31	$186.22	$168.39	$0.950

Quarter Ended	2024
	Price Range		Dividends
	High	Low	Per Share
March 31	$136.58	$122.20	$0.850
June 30	$137.56	$120.84	$0.850
September 30	$149.58	$123.93	$0.850
December 31	$165.01	$144.81	$0.900